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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): February 15, 1996
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                                 PRESSTEK, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                       0-17541               02-0415170
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(State or other jurisdiction          (Commission          (I.R.S. Employer
    of incorporation)                 File Number)        Identification No.)

8 Commercial Street, Hudson, New Hampshire                            03051
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (603) 595-7000
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           Former name or former address, if changed since last report


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Item 2. Acquisition or Disposition of Assets.

                  On February 15, 1996, Presstek, Inc. (the "Company") acquired 90% of the outstanding common stock (the "Purchased Shares") of Catalina Coatings, Inc., an Arizona corporation ("Catalina"). Catalina is engaged in the development, manufacture and sale of vacuum deposition coating equipment and the licensing and sublicensing of patent rights with respect to vapor deposition process to coat moving webs of material at high rates. The Company intends to continue the business of Catalina which will operate as a subsidiary of the Company. The Purchased Shares were acquired from David G. Shaw ("Shaw"), Marc G. Langlois ("Langlois"), and David G. Shaw and Lynn R. Shaw, as trustees of the David and Lynn Shaw Charitable Remainder Unitrust, dated February 12, 1996 (collectively, the "Selling Shareholders"), pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement") dated and effective as of January 1, 1996 by and among the Company, the Selling Shareholders and John E. Madocks ("Madocks") and Catalina. The aggregate consideration paid by the Company pursuant to the Stock Purchase Agreement was $8,400,000, of which $8,200,000 represented the purchase price of the Purchased Shares and $200,000 represented consideration for the non-competition and confidentiality covenants of Shaw and Langlois.

         Simultaneous with the closing of the acquisition (the "Closing"), the Company, Catalina, Shaw, Langlois and Madocks entered into a Put and Call Option Agreement (the "Option Agreement") which provides the Company with the right, at any time after February 15, 2000, to acquire the remaining 10% of the outstanding common stock of Catalina (the "Remaining Shares") from Shaw, Langlois and Madocks for aggregate consideration of $2,000,000. The Option Agreement also provides Shaw, Langlois and Madocks with the right, at any time after August 15, 2000, to cause the Company to purchase the Remaining Shares for aggregate consideration of $1,000,000. The Option Agreement will terminate if Catalina consummates an initial public offering of its securities prior to February 15, 2000.

          Simultaneous with the Closing: (i) Catalina entered into employment agreements with each of Shaw and Langlois which provide for their employment as President and Technical Director, and Vice-President of Engineering, respectively, of Catalina for a four-year employment term; (ii) Messrs. Shaw, Langlois and Madocks entered into confidentiality and non-competition agreements with the Company and Catalina, (iii) the Company granted Messrs Shaw, Langlois and Madocks five-year non-qualified options to purchase 47,500, 47,500 and 5,000 shares, respectively, of the Company's common stock at an exercise price of $89.50 per share and (iv) Catalina granted to Messrs. Shaw, Langlois and Madocks an option to purchase 2.375%, 2.375% and .250%, respectively, of the issued and outstanding common stock of Catalina in the event that a registration statement

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relating to an initial public offering of Catalina common stock is declared effective by the Securities and Exchange Commission not later than 5:00 Eastern Standard Time on February 15, 2000.

         The source of the consideration paid for the Purchased Shares as well as the non-competition and confidentaility covenants of Shaw and Langlois was a private placement of common stock of the Company.

         The consideration paid by the Company for the Purchased Shares was determined by negotiations with the Selling Shareholders and their representatives.

         The descriptions of the Stock Purchase Agreement and the other agreements described herein, are qualified in their entirety by reference to the copy of the Stock Purchase Agreement and the other agreements filed as exhibits to this report and which are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)      Financial statements of business acquired.

                 It is impracticable to provide the required financial statements of Catalina at this time. The required financial statements will be filed under cover of Form 8-K/A within sixty days of the date this Form 8-K was required to be filed.

        (b)      Pro forma financial information.

                 It is impracticable to provide the required pro forma financial information at this time. The required pro forma financial information will be filed under cover of Form 8-K/A within sixty days of the date this Form
                 8-K was required to be filed.

        (c)      Exhibits.

                 Exhibit 2(a) Stock Purchase Agreement dated and effective as of January 1, 1996, among the Company and David G. Shaw, Marc G. Langlois and David G. Shaw and Lynn R. Shaw, as Trustees of the David and Lynn Shaw Charitable Remainder Unitrust, dated February 12, 1996 and John E. Madocks and Catalina.

                 Exhibit 2(b) Put and Call Option Agreement by and among the Company, David G. Shaw, Marc G. Langlois and John E. Madocks.


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                 Exhibit 2(c)  Confidentiality and Non-Competition
                 Agreement by and among the Company, David G. Shaw and Catalina.

                 Exhibit 2(d) Confidentiality and Non-Competition
                 Agreement by and among the Company, Marc G.
                 Langlois and Catalina.

                 Exhibit 2(e) Confidentiality and Non-Competition
                 Agreement by and among the Company, John E.
                 Madocks and Catalina.

                 Exhibit 2(f)  Employment Agreement between
                 Catalina and David E. Shaw.

                 Exhibit 2(g)  Employment Agreement between
                 Catalina and Marc G. Langlois.

                 Exhibit 2(h) Non-Qualified Stock Option Agreement between the Company and David G. Shaw.

                 Exhibit 2(i) Non-Qualified Stock Option Agreement between the Company and Marc G. Langlois.

                 Exhibit 2(j) Non-Qualified Stock Option Agreement between the Company and John E. Madocks.

                 Exhibit 2(k) Special Option Agreement, among the
                 Company, Catalina, David G. Shaw, Marc G. Langlois and John E. Madocks.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 PRESSTEK, INC.

                                  By: /s/ Richard A. Williams
                                          -----------------------------
                                          Richard A. Williams
                                          Chief Executive Officer

Date:  February 28, 1996

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